Exhibit 10.10(d)

THIRD AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is entered into on January 27, 2004, to be effective as of December 31, 2003, between INNKEEPERS USA TRUST, a Maryland real estate investment trust (the “Trust”), INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership (the “Partnership;” the Trust and the Partnership are each called a “Borrower” and collectively called “Borrowers”), each of the banks or other lending institutions which is a signatory to this Third Amendment (collectively, “Lenders”), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, “Administrative Agent”) and as Issuing Bank.

R E C I T A L S

A. Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of July 31, 2001, by and among Borrowers, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the “Credit Agreement”), providing for a revolving line of credit and a letter of credit facility.

B. Borrowers, Lenders, and Administrative Agent executed that certain First Amendment of Amended and Restated Credit Agreement (the “First Amendment”) dated effective as of March 29, 2002, which amended certain provisions of the Credit Agreement for a limited period of time commencing on December 31, 2001 and ending December 31, 2002 (the “Original Amendment Effective Period”).

C. Borrowers, Lenders, and Administrative Agent executed that certain Second Amendment of Amended and Restated Credit Agreement (the “Second Amendment”) dated effective as of December 31, 2002, which extended the Original Amendment Effective Period through December 31, 2003 (the “Second Amendment Effective Period”).

D. Borrowers, Lenders, and Administrative Agent desire to extend the duration of the Second Amendment Effective Period through March 31, 2004, subject to the terms and conditions set forth herein.

E. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendment and Extension of Original Amendment Effective Period. Subject to the terms and conditions set forth herein, the Second Amendment Effective Period is hereby extended to March 31, 2004 and the amendments to the Credit Agreement set forth in Section 1 of the First Amendment shall be effective from December 31, 2003 through March 31, 2004 (the “New Amendment Effective Period”); provided, however, that Borrowers shall continue to comply with the covenant set forth in Section 8.15 of the Credit Agreement (as set forth in Section 1(d) of the First Amendment) until the date of Borrowers’ delivery of the Compliance Certificate for the period ending March 31, 2004, as required pursuant to Section 7.1(a) of the Credit Agreement. Except for Section 8.15 of the Credit Agreement, after the expiration of the New Amendment Effective Period, all changes to the Credit

Agreement effected by the First Amendment, the Second Amendment, and this Third Amendment shall cease and be of no further effect, and all terms and conditions under the Credit Agreement existing on the date prior to the first (1st) day of the Original Amendment Effective Period shall be in effect as if the First Amendment, the Second Amendment, and this Third Amendment had never been executed.

2. Amendment of Credit Agreement and Other Loan Documents.

(a) During the New Amendment Effective Period, all references in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified and amended by this Third Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b) During the New Amendment Effective Period, any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3. Waiver. By execution hereof, each Lender executing this Amendment (collectively, “Consenting Lenders”), subject to the terms and conditions included herein, hereby agrees that:

(a) Notwithstanding the provisions of Section 8.6, the Trust shall be permitted to redeem its $115,700,000 8.625% Series A Cumulative Convertible Preferred Shares with net proceeds from the issuance of $140,000,000 of its 8% Series C Cumulative Preferred Shares.

(b) The waiver hereby granted by Consenting Lenders does not (i) constitute a waiver or modification of any other terms or provisions set forth in the Credit Agreement or any other Loan Document and shall not impair any right that Administrative Agent or any Lender may now or hereafter have under or in connection with the Credit Agreement or any other Loan Document, and (ii) impair any of Administrative Agent’s or any Lender’s rights to insist upon strict compliance with the Credit Agreement, as amended or otherwise modified hereby, or the other Loan Documents. The Loan Documents continue to bind and inure to Borrowers, Administrative Agent, and Lenders and their respective successors and permitted assigns.

4. Ratifications. Each Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Third Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, reduced, or otherwise adversely affected by this Third Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens (if any)), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as the Credit Parties may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any).

5. Representations. Each Borrower represents and warrants to the Credit Parties that as of the date of this Third Amendment: (a) this Third Amendment has been duly authorized, executed, and delivered by each Borrower and each of the other Companies that are parties to this Third Amendment; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of this Third Amendment by each Borrower and each of the other Companies that are parties to this Third Amendment; (c) the Loan Documents, as amended by this Third Amendment, are valid and binding upon each Borrower and the other Companies that are parties to this Third Amendment and are enforceable against each Borrower and

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such other Companies in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by each Borrower and the other Companies that are parties to this Third Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Governmental Requirement, order of any Governmental Authority, or material agreements to which any Company is a party thereto or by which any Company is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Third Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement (as amended); and (f) after giving effect to this Third Amendment, no Potential Default or Default exists.

6. Conditions. This Third Amendment shall not be effective unless and until:

(a) the Credit Parties shall have received this Third Amendment executed by all of the parties hereto;

(b) the representations and warranties in this Third Amendment are true and correct in all material respects on and as of the date of this Third Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement (as amended); and

(c) after giving effect to this Third Amendment, no Potential Default or Default exists; and

7. Continued Effect. Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8. Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Third Amendment shall be construed — and its performance enforced — under Virginia law, (d) if any part of this Third Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Third Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9. Parties. This Third Amendment binds and inures to Borrowers and the Credit Parties and their respective successors and permitted assigns.

10. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS THIRD AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;

Signature Pages to Follow.]

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SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

EXECUTED as of the day and year first mentioned.

INNKEEPERS USA TRUST, a Maryland real estate investment trust, as a Borrower

By:	/s/ Mark Murphy
Mark Murphy
General Counsel and Secretary

INNKEEPERS USA LIMITED PARTNERSHIP, a Virginia limited partnership, as a Borrower

By:	INNKEEPERS FINANCIAL CORPORATION, a Virginia corporation, General Partner

	By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

BANK OF AMERICA, N.A.,
as Administrative Agent, Issuing Bank, and a Lender

By:	/s/ Roger Davis
Roger Davis
Principal

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

CREDIT LYONNAIS NEW YORK BRANCH,
as Syndication Agent and a Lender

By:	/s/ David Bowers
Name:	David Bowers
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WACHOVIA BANK, NATIONAL ASSOCIATION,
formerly known as First Union National Bank,
as a Lender

By:	/s/ Randy Matthews
Name:	Randy Matthews
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Edwin S. Poole III
Name:	Edwin S. Poole III
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Wayne P. Robertson
Name:	Wayne P. Robertson
Title:	Senior Vice President

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

To induce the Credit Parties to enter into this Third Amendment, the undersigned (a) consent and agree to this Third Amendment’s execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to the Credit Parties under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Third Amendment and continue to guarantee, assure, and secure the full payment and performance of the parties’ present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as the Credit Parties may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to the Credit Parties and their respective successors and permitted assigns.

INNKEEPERS SUNRISE TINTON FALLS, L.P., a Virginia limited partnership

By:	INNKEEPERS FINANCIAL CORPORATION IV, a Virginia corporation

By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

INNKEEPERS HAMPTON NORCROSS, L.P., a Virginia limited partnership

By:	INNKEEPERS HAMPTON NORCROSS, INC., a Virginia corporation

By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

INNKEEPERS RESIDENCE PORTLAND, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE PORTLAND, INC., a Virginia corporation

	By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

INNKEEPERS RESIDENCE EDEN PRAIRIE, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE EDEN PRAIRIE, INC., a Virginia corporation

	By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

INNKEEPERS RI GENERAL, L.P., a Virginia limited partnership

By:	INNKEEPERS RI GENERAL, INC., a Virginia corporation

	By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

SIGNATURE PAGE TO THIRD AMENDMENT OF

AMENDED AND RESTATED CREDIT AGREEMENT BETWEEN

INNKEEPERS USA TRUST, INNKEEPERS USA LIMITED PARTNERSHIP,

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

AND THE LENDERS DEFINED THEREIN

INNKEEPERS RESIDENCE EAST LANSING, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE EAST LANSING, INC., a Virginia corporation

	By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary

INNKEEPERS RESIDENCE GRAND RAPIDS, L.P., a Virginia limited partnership

By:	INNKEEPERS RESIDENCE GRAND RAPIDS, INC., a Virginia corporation

	By:	/s/ Mark Murphy
Mark Murphy
Vice President and Secretary